Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2018	Mar. 31, 2017
Disclosure Of Financial Instruments [Abstract]
Gross amount of recognized financial asset/liability	$ 3	$ 44
Amount set off	(1)
Net amount presented in balance sheet	2	$ 44
Gross amount of recognized financial asset/liability	(7)
Amount set off	1
Net amount presented in balance sheet	$ (6)